SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 and Section 20 of the Investment Company Act of 1940



Filed by the Registrant:  Kenilworth Fund, Inc.
                          Investment Company Act of 1940
                          File Number 811-7620

Check the appropriate box:

  Preliminary Proxy Statement
  Confitential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
x Definitive Proxy Statement
  Definitive Additional Materials
  Soliciting Materials Pursuant to section 240.14a-11(c) or
section 240.14a-12


                           Kenilworth Fund, Inc.

             (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee )Check the appropriate box)

x No Fee required
  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
      and 0-11.
  Fee paid previously with preliminary materials.
  Check box it any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


THE KENILWORTH FUND, INC., WILL DISTRIBUTE COPIES OF ITS
DEFINITIVE PROXY STATEMENT TO SHAREHOLDERS ON TUESDAY,
FEBRUARY 27, 1998.

                           KENILWORTH FUND, INC.
                         NOTICE OF ANNUAL MEETING
                        TO BE HELD - MARCH 20, 1998

Dear Shareholder:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Kenilworth
Fund, Inc., (the "Fund") will be held at the University Club of Chicago, 76 E. Monroe Street, Chicago, Illinois, at 5:30 p.m., on
Friday, March 20, 1998, for the following purposes:

     1.   To elect five (5) directors to serve until the next
          Annual Meeting of Shareholders or until their successors are elected and qualified.

     2.   To ratify or reject the selection of McGladrey &
          Pullen, L.L.P as the independent public accountants to audit and certify financial statements for the Fund's fiscal year ending December 31, 1998.

     3. To ratify or reject the selection of The Aurelius Group, P.C. as the independent public accountant to conduct
          surprise custodial audits of the Fund's securities and similar investments, pursuant to Rule 17f-2 of the Investment Company Act of 1940, for the Fund's fiscal year ending December 31, 1998.

     4. To transact such other business as may properly come before the meeting or any general adjournments thereof.

The Board of Directors has fixed the close of business on February 17, 1998, as the record date for determination of the shareholders entitled to notice of, and to vote at, the meeting.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE
FILL-IN, SIGN AND RETURN THE ENCLOSED PROXY.  PROMPT RETURN OF
YOUR PROXY WILL BE APPRECIATED.

                                          BY ORDER OF THE BOARD

                                          /s/ Savi Pai
                                          Savitri P. Pai,
Secretary

Chicago, Illinois
February 27, 1998

                   (This Page Intentionally Left Blank)

                              PROXY STATEMENT

                           KENILWORTH FUND, INC.
                   Suite 2594, Chicago, Illinois  60603
                               (312)236-5388

This Proxy Statement, first mailed to shareholders on February 27, 1998, is furnished in connection with the solicitation of proxies by the Board of Directors of the Kenilworth Fund, Inc., (the "Fund"), to be voted at the annual meeting of shareholders of the Fund, which will be held at 5:30 p.m., on March 20, 1998, at the University Club of Chicago, 76 E. Monroe Street, Chicago, Illinois,for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

The proxy may be revoked at any time before it is exercised either by mail notice to the Fund or through re-submittal at a later date. In addition, any shareholder may vote in person at the meeting as he chooses, overriding any previously filed proxies.

You are requested to insert your instructions on the enclosed proxy and then sign, date and return the proxy to the Fund, in the enclosed, self-addressed, postage paid envelope. The cost of soliciting proxies will be borne by the Fund.

The shares of the Fund consist entirely of the shares of one class, all of which have equal voting rights. On February 27, 1998, there were 547,326 shares outstanding held of record by 121 shareholders who are entitled to notice of, and to vote at, the meeting. As to all matters, each share is entitled to one vote.

The Fund's most recent Annual Report dated December 31, 1997, was sent to shareholders on January 26, 1998. However, the Fund will furnish, without charge, a copy of the annual report and the most recent semi-annual report succeeding the annual report upon request. Please check the box on your Proxy Card if you would like a copy of the annual and semi-annual report. Or please phone or write to: Ms. Savi Pai, Secretary, Kenilworth Fund, Inc., One First National Plaza, Suite 2594, Chicago, Illinois 60603; (312) 236-5388.

                            INVESTMENT ADVISOR

The Board of Directors has selected Institutional Portfolio Services, Ltd., ("IPS"), One First National Plaza, Suite 2594, Chicago, Illinois, 60603, as the Fund's Investment Advisor. Mr.
B. Padmanabha Pai, Vice-President and a Director of the Fund, is the principal executive officer, sole shareholder and sole director of IPS. Mrs. Mohini C. Pai, President and a Director of the Fund,is the Vice-President of IPS. IPS is primarily engaged in the business of managing pension funds, personal trusts, university endowments and funds for wealthy individuals.

                           ELECTION OF DIRECTORS

There are five (5) nominees listed below who have consented to serve as directors, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

       Nominees for Election of Directors of Kenilworth Fund,
Inc.


Name, Age &        Director Principal Occupation Comm.Share % of
Fund Office        Since    Last Five Years       2/17/98   Class


Mohini C. Pai*     1993     Vice-President        14,989a  2.74%
63                          Inst.Port.Scvs, Ltd.
President                   Chicago, IL

B. Padmanabha Pai* 1993     President             96,524b  17.64%
62                          Inst.Port.Scvs, Ltd.
Vice-President              Chicago, IL

Savitri  P. Pai*   1993     Attorney-at-Law       11,440c   2.09%
32                          Chicago, IL
Secretary,Treasurer

Kirtna Pai        1993      Vice-President        13,545    2.47%
33                          Morgan Stanley & Co.
                            New York, NY

Dr. Larry A. Sjaastad 1993  Professor of Econ.    2,983d    0.55%
62                          Univ. of Chicago
                            Chicago, IL

*Directors of the Fund who are "interested persons" as defined in the Investment Company Act of 1940. Mr. B. Padmanabha Pai and Mrs. Mohini C. Pai are considered "interested persons" by virtue of their positions with the Fund's Investment Advisor, Institutional Portfolio Services, Ltd. Also, officers of the Fund are considered "interested persons".

a2,419 shares (0.44% of total shares outstanding) held by Mohini C. Pai's son, Ashok S. Pai.

bB.P. Pai also controls 34,318 shares (6.27% of total shares outstanding) held by the Fund's Investment Advisor, Institutional
Portfolio Services, Ltd.

c335 shares (0.06% of total shares outstanding) held by Savitri
P.Pai's husband, Howard B. Randell.

d1,706 shares (.031% of total shares outstanding) held by Dr.
Sjaastad's wife, Irene Glasner.

Mr. B.P. Pai and Ms. Mohini C. Pai are husband and wife. They are the parents of Ms. Savitri Pai and Ms. Kirtna Pai who are sisters.

Shareholders have one vote for each share they own for each of five directors of their choice. All proxies returned to the Fund,except those specifically marked to withhold authority, will be cast for the nominees listed above. A majority of the votes cast, when a quorum is present, will be required to elect each director.

               Board Meetings & Committees

There were four Board of Directors meetings in the year ending December 31, 1997. Of those directors standing for election, Mr.
B. P.Pai, Mrs. Mohini C. Pai, Dr. Larry A. Sjaastad and Ms. Savitri P. Pai attended all meetings; Ms. Kirtna Pai did not attend any meetings.

The Board acts as a unified body and considers it unnecessary to have separate committees.

                       Principal Executive Officers

Name                Age   Executive Office & Tenure
Mohini C. Pai       63    President, since July 1, 1993
B. Padmanabha Pai   62    Vice-President, since July 1, 1993
Savitri P. Pai      32    Secretary/Treasurer, since July 1, 1993

All officers are elected by the Board of Directors for a term of one (1) year.

                    Remuneration of Directors and Officers

The Fund has not paid any fees or salaries to its directors or officers. All directors and officers of the Fund, as a group, own 139,481 shares beneficially, directly and/or indirectly or 25.48% of the total shares outstanding. There are no other classes of shares issued.

              RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

A.   The Board of Directors has selected McGladrey & Pullen,
     L.L.P.("McGladrey & Pullen") as the independent public accountants to audit and certify financial statements for the Fund's fiscal year ending December 31, 1998.

     McGladrey & Pullen conducted the Fund's financial audit for the fiscal year ending December 31, 1996 and 1997. In connection with the year end custodial and financial audit functions, McGladrey & Pullen reviews the Fund's Annual Report to Shareholders and the Fund's annual registration statement filing with the Securities and Exchange Commission. Neither McGladrey & Pullen, nor any of its partners has any direct or indirect financial interest in the Fund. McGladrey & Pullen does not provide any non-auditing services to the Fund. For the fiscal years ending December 31, 1993, 1994 and 1995, the Fund engaged Checkers, Simon & Rosner, L.L.P. as the Fund's auditor.

     A representative of McGladrey & Pullen will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the Secretary of the Fund.

B. The Board of Directors has selected The Aurelius Group, P.C. as the independent public accountant to conduct surprise custodial audits of the Fund's securities and similar investments pursuant to Rule 17f-2 of the Investment Company Act of 1940, for the Fund's fiscal year ending December 31, 1998. The Aurelius Group does not have any direct or indirect financial interest in the Fund. The Aurelius Group does not provide any non-auditing services to the Fund.


                             SHAREHOLDER PROPOSALS

The Fund tentatively expects to hold its next annual meeting in March of 1999. Shareholder proposals may be presented at that meeting provided they are received by the Fund no later than November 15, 1998, in accordance with Rule 14a-8(a)(3)(i) under the Securities Exchange Act of 1934 which sets forth certain requirements.

                                 OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors.

                  PROXY - SOLICITED BY THE BOARD OF DIRECTORS

          KENILWORTH FUND, INC. - ANNUAL MEETING OF SHAREHOLDERS
                                 March 20, 1998

The Annual Meeting of the Kenilworth Fund, Inc., will be held on March 20, 1998, at the University Club of Chicago, 76 E. Monroe Street,Chicago, Illinois at 5:30p.m. The undersigned hereby appoints Savitri P. Pai and Mohini C. Pai as proxies to represent and to vote all shares of stock of the undersigned in Kenilworth Fund, Inc., at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below:

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

1.   Election of Directors

        For all nominees listed except as marked to the contrary below.

        WITHHOLD AUTHORITY to vote for all nominees.

     Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the following list:

     Mohini C. Pai  B. Padmanabha Pai   Savitri P. Pai
     Dr. Larry A. Sjaastad    Kirtna Pai


2. Proposal to ratify the selection by the Board of Directors of McGladrey & Pullen, L.L.P. as independent public accountants to audit and certify financial statements for the Fund's fiscal year ending December 31, 1998.

             FOR            AGAINST                  ABSTAIN

3. Proposal to ratify the selection by the Board of Directors of The Aurelius Group, P.C. as the independent public accountant to conduct surprise custodial audits of securities and similar investments for the Fund's fiscal year ending December 31, 1998.

             FOR           AGAINST             ABSTAIN

     Please mark, date, sign and return the proxy promptly, using the enclosed envelope. For joint registration, both parties must sign.


                                      Shareholder's Signature


                                      Shareholder's Signature

     Dated ______________________, 1998
     Please review your address and note any correction to the left of your signature.

     I (We)    will        will not      attend the Annual
      Shareholder's Meeting on Friday, March 20, 1998.

     Please send me a copy of the Fund's most recent annual report and most recent semi-annual report succeeding the annual report.